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                                                                   Exhibit 10.15

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933. A COMPLETE COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    AGREEMENT


        THIS AGREEMENT (the "Agreement") is made as of January 1, 1999 (the "Effective Date") by and between CHAMPIONSHIP AUTO RACING TEAMS, INC., a corporation organized under the laws of Delaware, with principal offices at 755 West Big Beaver Road, Suite 800, Troy, Michigan 48084 (hereinafter referred to as "CART") and CART DIGITAL MEDIA ENTERPRISES, LLC, a limited liability company organized under the laws of Delaware, with principal offices at 525 Brannan Street, San Francisco, CA. 94107 (hereinafter referred to as "CDME").

                                    RECITALS

        WHEREAS, CART, through its subsidiary CART, Inc. is the sanctioning body of prestigious auto racing events and series currently known as the FedEx Championship Series, the PPG Dayton Indy Lights Championship and the Kool Toyota Atlantic Championship (hereinafter all races, practice and qualifying sessions and all related activities and meetings thereto being collectively referred to as the "Events");

        WHEREAS, CDME was formed by Quokka Sports, Inc. and Forsythe Racing, Inc. to provide digital media coverage for the Events;

        WHEREAS, CART wishes to appoint CDME and CDME agrees to be appointed to develop, construct and operate the exclusive official Site (as hereinafter defined) in accordance with the terms and conditions of this Agreement;

        WHEREAS, CART wishes to grant to CDME Digital Media rights and various other rights pertaining to the Events in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, the parties hereto agree as follows:

1.      DEFINITIONS.

As used in this Agreement:

        "CONTENT" means the articles, stories, statistics, data, photographs, drawings, visualizations, video, audio, and other digital assets (including any assets in an analog format) gathered or supplied by CART in connection with the Events, including content currently in existence on CART.com.

        "DERIVATIVE PRODUCTS" means goods or services derived from the Site (as hereafter defined) or any portion thereof which are approved by CART, in its reasonable discretion. In order for a product to be approved as a "derivative product", at the time of development, CART must not offer or have licensed a directly competing product or service, and CDME, through the use of digital assets, must be able to provide significant added value to such product (e.g., screen savers and posters utilizing digital assets and books about the digital coverage of CART). For purposes of definition, significant added value means any product which uses Original Content as its primary source. Derivative products do not include home videos or other products which merely make use of existing CART assets, such as video and photographs.

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        "DIGITAL MEDIA" means any communications medium as to which all of the following are true:

               (i) The principal means by which information is transmitted from the provider to the end user is the delivery of digitally-encoded data, regardless of the nature of the data transmitted (e.g., text, computer code, still images, audio, motion video) or the transmission modality or modalities employed (e.g., copper wire, fiber optic or coaxial cable, satellite or terrestrial wireless transmission systems);

               (ii) The principal means by which information transmitted by the provider is displayed to the end user is transitory images, sounds or other experiences the persistence of which requires a power source at the display device (e.g., images and sounds displayed through intelligent or dumb terminals (including monitors and/or television sets) but not printed pages created by the provider or the end user); and

               (iii) The medium enables the end user to manipulate the specific information being displayed to that end user at any particular moment to the extent (e.g., frequency, immediacy, ease, cost) at least as great as the extent to which present-day (as of the Effective Date) end users are able to manipulate the information displayed to them via World Wide Web pages or push media transmitted over the Internet.

        In applying the foregoing definition, if a provider disseminates information by means of any two or more media-that are intended primarily to be displayed to the end user concurrently and in an integrated way through a single display device, the two or more media will be considered in the aggregate as a single medium, which will be considered Digital Media only if the combined media in aggregate satisfy the applicable tests.

        "EVENT DATA" means real-time and historical Event-related data, which may be provided by CART for use on the Site, subject to its agreements with third parties, or which is provided by an entity other than CART to CDME, subject to agreements between CDME and such entity. It is anticipated that such Event Data shall include results (e.g., times of competitors and standings), rulings, timing data, instrument and positional data, team radio communications, text, e-mail, audio, still photographs, video and other relevant material collected from teams, participants, suppliers, licensees, statisticians or officials participating in the Event or available from any other source, and any text or written material from any official or authorized print publication or statistical supplier. Event Data may also include all participant information, as well as historical data containing race results and timing data and other statistical, anecdotal and archival materials, such as timing data, results, photos, video, e-mail, documents, etc., relating to previous Events. Exhibit A contains those items listed above which will be made available to CDME at this time and for the duration of this Agreement and shall be maintained in accordance with CART's obligations hereunder.

        "INTERFACE" means the graphical user interface ("GUI") for the Site, including without limitation the "look and feel" of the GUI and the software programs implementing the GUI (e.g., HTML code, Java scripting and programs created with other Web authoring tools or tools related to the use of Digital Media).

        "INTERNET" means the global network of computer networks commonly known as and currently understood and including the so-called "world wide web" of computer link-ups and communications systems through which end-users can access and communicate with other


                                       2.
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computer users, file servers and domains and including any upgrades, enhancements and successors thereto.

        "MARKS" means all trademarks, trade names, service marks, logos, designs and trade dress of the Events which are owned or controlled by CART whether registered or unregistered, set forth in the attached Exhibit B which is incorporated herein by reference.

        "ORIGINAL CONTENT" means any material or work created by CDME or its agent(s) for CDME, whether in analog or digital format, in which copyright, design, (registered or unregistered) trade mark, service mark, or other similar rights subsist or will subsist and which is incorporated into or synchronized with or otherwise forms part of or is used in or in connection with the Site and which is not the Interface or the Software (e.g., narrative text, graphs, visualizations, still photos, video, etc.).

        "SITE" means coverage of the Events hereunder by CDME consisting of analog and digital assets, Event Data, Original Content, and Content, as well as historical and background data and information, which are distributed via a host site on the Internet and/or via Digital Media. The Site shall include language substantially similar to that contained in Exhibit C.

        "SOFTWARE" means the executable software programs relating to the Site and any part thereof other than the Interface.

        "TERM" means the term of this Agreement as defined in Section 4.

2.      GRANT OF RIGHTS.

        2.1 CART hereby grants to CDME during the Term the exclusive worldwide Digital Media rights to the Events as well as any additional properties, events or series owned and sanctioned by CART during the Term. Any rights for any additional properties, events, or series owned and sanctioned by CART during the Term shall be subject to any pre-existing agreements such properties, events, or series may have. All other rights granted by this Agreement shall be subject to CART's pre-existing agreements with third parties, which agreements are referenced herein. Notwithstanding the foregoing, this Agreement [*] In the event that CART makes available to CDME the rights to any additional properties, events or series, CDME shall cover such events in accordance with all the terms and obligations hereof. CART further appoints and CDME accepts the appointment to develop, construct and operate during the Term the exclusive officially authorized Site for Digital Media coverage of the Events on the terms and conditions of this Agreement. Notwithstanding the foregoing, the exclusive rights to the PPG Dayton Indy Lights Championship and the Kool Toyota Atlantic Championship shall commence on the date of expiration (without extension) of their current agreements for coverage on the Internet, which date shall be no later than December 31, 1999. In connection with such appointment and grant, CART hereby grants to CDME the exclusive worldwide rights and license to:

               2.1.1 Use, reproduce and exploit during the Term the Marks on the Internet, via Digital Media and in connection with the Site, as well as the rights to use, reproduce and exploit the


[*] Confidential Treatment Requested.

                                       3.
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Marks in any medium in connection with the promotion, marketing, advertisement or publicity of the Site. Notwithstanding the foregoing, CDME shall not register the name "CART Digital Media Enterprises" for trademark protection or other similar registration. CDME shall enter into a royalty-free license agreement with CART for the use of the mark "CART" in connection with its company name, "CART Digital Media Enterprises". All use of the aforementioned name, and any other name or any mark or logo utilizing the Marks shall inure to the exclusive benefit of CART. Nothing herein shall prevent CDME from changing its company name.

               2.1.2 Subject to the restrictions in Section 2.1.9, use, reproduce and exploit during the term the Marks on any Derivative Products, as well as the rights to use, reproduce and exploit the marks in any medium in connection with the promotion, marketing, advertisement or publicity of any Derivative Product. Notwithstanding the foregoing, in connection with the sale of any Derivative Product, it is understood that CDME shall bear any additional third party costs of repurposing third party photographs, videotape or other material.

               2.1.3 Use for the Site Event Data and Content, whether owned, licensed or sanctioned by CART, on a real time or other basis on the Internet, and/or via Digital Media. All use of Event Data and Content as it relates to site structure, architecture, navigation and branding issues shall be approved in advance by CART, or if such approval is not practicable, shall be subject to CART's editorial policies existing at the time of use. Content may also be used in connection with the promotion, marketing, advertisement or publicity of the Site or any Derivative Product.

               2.1.4 CART and CDME shall work together to establish editorial standards for the Site which are consistent with the highest standards of journalistic integrity, and CART shall have full editorial control over the Site.

               2.1.5 Subject to Section 9 below, sell commercial partnerships and advertising opportunities in connection with the Site.

               2.1.6 Sell official Event merchandise and other e-commerce products and services (subject to the execution of such individual promoter agreements as may be necessary) to third parties on the Site via the Internet and/or via Digital Media. CART agrees to use reasonable efforts to facilitate the execution of such promoter agreements.

               2.1.7 Syndicate Content and Original Content to third parties for promotional use. All agreements for syndication must be approved in advance, in writing, by CART. Such approval will include the right and license to use some or all of the Marks, and shall not be unreasonably withheld, or withheld in a manner which would result in the frustration of the purposes of this Agreement. Nothing in this paragraph shall preclude CDME from receiving compensation for such syndication, with such compensation to be subject to the terms of this Agreement.

               2.1.8 Sell official Event photographs to third parties via the Internet and/or via Digital Media. It is understood by the parties that the sale to the public of any official Event photographs shall be subject to agreement and payment of a fee to Allsport Photography or CART's then existing Official Photographer.

               2.1.9 Create, advertise, sell and distribute through any channels or mediums any Derivative Product. Notwithstanding the foregoing, all derivative products (including the use of any Marks in connection therewith) must be licensed by CART Licensed Products to CDME in a separate licensing agreement. CART agrees not to treat CDME any differently than similarly


                                       4.
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situated CART Licensed Product Licensees with respect to each such product.
CDME's right to distribute, advertise and sell Derivative Products shall expire 180 days after the expiration or termination of this Agreement unless otherwise provided in the Licensing Agreement for such Derivative Product(s).

               2.1.10 Sell official CART and CART Licensed Products merchandise, products, and services to third parties on the Site via the Internet and/or via Digital Media through December 31, 1999 subject to a license agreement to be executed with CART Licensed Products, Inc. where a sliding scale commission shall be paid by CART Licensed Products to CDME as set forth in attached Exhibit D. CDME will work with CART Licensed Products to identify and implement a phased approach to incorporate CART Licensed Products merchandise into the site. CART Licensed Products shall promote and market the CART.com store as the place to purchase CART associated merchandise in CART Licensed Product's marketing activities. CART and CDME agree to work together to develop a long term plan for handling e-commerce, it being understood and agreed that CDME shall be included in any plan. To that end, by September 1, 1999, the parties shall work together to develop such plan and business model, including the addition of third party(ies), if any, as part of such long term plan.

               2.1.11 Include branding and promotion for Quokka Sports, Inc. in connection with the Site substantially equivalent to that utilized by ESPN in connection with its broadcast coverage of sporting events, provided that any branding shall be subject to CART's prior written approval, which approval shall not be unreasonably delayed or withheld.

        2.2 As between CDME and CART, CART shall retain all rights to the domain name CART.com. Notwithstanding the foregoing, promptly upon execution of this Agreement and during the Term CART shall cause control of the aforementioned domain to be transferred to CDME, and CDME shall maintain the domain and all corresponding domain entries. If CART ceases to have rights to the domain CART.com (for instance, following a registration dispute), the parties will use their best efforts to provide a new address and cooperate to ensure that there shall be minimal interruption in service for the Site.


3.      CONTRIBUTIONS OF THE PARTIES.

        3.1 CDME agrees to utilize the following technology, intellectual property, and hardware and software resources in connection with coverage of the
Events: Quokka Sports Immersion(TM) tools, technologies, rights, and know-how including, but not limited to, the Quokka Replication System, race viewers, Quokka Sports Feed, and production processes. CART shall have no rights to use the foregoing for any purpose, nor shall CART acquire any rights in the foregoing, and all rights therein shall remain with CDME or Quokka Sports, Inc.

        3.2 CDME shall be responsible for constructing at its own expense and risk the Site, including the design of the Interface, construction of the Site infrastructure and production of Original Content. A delivery schedule is attached as Exhibit E. If the Site has not been launched by April 1, 1999, CDME shall pay all expenses for CART to continue its current contract for CART.com with U.N. Productions from April 1, 1999 through the date of launch.

               3.2.1 Subject to Section 2.1.3 and 2.1.4, CDME shall maintain responsibility for all editorial, design and content aspects of the Site and CDME shall utilize the best efforts of its creative, editorial, engineering, technical, operations and production staff to improve the level of the current CART digital interactive media coverage from its present state so as to remain a

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leader in digital interactive media involving the Internet as well as successor or future interactive networks.

               3.2.2 As a part of the Site, CDME will provide a corporate relations section as well as a restricted access section for press relations. Upon request of CART, additional non-revenue generating sections will also be added, which may result in a charge to CART. Such charge, if any, shall be based upon actual costs to CDME. CDME shall provide to CART a quote for the provision of such services. If CART finds a third party which will provide such services at less cost, then CART may contract with such third party, except that prior to such contract, CDME shall be given the opportunity to match the offer from the third party. In the event that CDME matches the third party pricing, CART shall use CDME for the provision of such service. The parties shall mutually agree to the overall image for the website which in all cases shall be consistent with CART's overall marketing strategies, branding characteristics and creative look in the marketplace.

               3.2.3 CDME will provide its QSI infrastructure (including interfaces into the venue management system for results and scoring, remote publishing, telemetry, QSI information system, etc.) in connection with the Site.

               3.2.4 CDME will provide full and complete management of and operations of hosting infrastructure (T3, hardware, software, 24X7 support, etc.) for the Site. At CDME's request, CART shall continue its current contract with U.N. Productions with respect to CART.com from January 1, 1999 to March 31, 1999. CDME shall reimburse CART for such expense at a total sum for such period not to exceed $[*] per month.

               3.2.5 CDME will provide all customer service functions (web master, etc.) associated with the Site, except for corporate relations, press customer service functions, and other requested non-revenue generation section functions which will be handled directly by CART and for which CART shall generate all content. CDME will provide templates, remote publishing tools and support for CART to manage these areas expeditiously and autonomously. CDME shall perform all functions in conjunction with its role as host server for the Site, consistent with those services normally provided by web Site servers. CDME will use its best efforts to provide continuous, uninterrupted operation of the Site. CDME will provide comprehensive Site maintenance, changes, additions and any other steps reasonably necessary to maintain the integrity, quality and performance of the Site. All major changes to the Site shall be made in a timely manner pursuant to an agreed upon review process, before being made available to the general public.

               3.2.6 CDME will specify and manage all traffic verification as well as analysis and research services for the Site through I-Pro, or such other recognized independent verification group as the parties may agree upon, with respect to mutually agreed upon audience metrics.

               3.2.7 CDME will use best efforts to integrate into the Site reciprocal links between the Site and the web sites of the racing teams, drivers, Events and CART official sponsors (e.g. Omega and Federal Express), and all reasonable efforts related to other major motorsport sites.

               3.2.8 CDME will provide on-line Site promotion and marketing subject to CART approval, which shall not be unreasonably withheld or delayed, and will work closely with CART Marketing. CDME shall provide to CART the details for such proposed efforts, it being understood that these efforts shall be commensurate with the activities undertaken in conjunction


[*] Confidential Treatment Requested.

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with the Whitbread Race Around the World or the Around Alone Race, whichever shall be greater.

               3.2.9 CART shall provide a full-time liaison, based at the CART office, to coordinate with CART, at CDME's expense. The liaison shall be subject to the parties' periodic mutual approval. The amount CDME shall provide under this paragraph shall not exceed $[*] annually, plus annual increases not to exceed [*] per annum.

               3.2.10 CDME agrees to consider providing on the Site an additional section covering the 29th Car Concept. In connection therewith, CDME shall study such concept and present a proposal to CART no later than September 30, 1999 with respect to inclusion of such concept in the Site during the 2000 season. In the event that CDME, in its reasonable judgment, determines that any such section is not technically feasible or financially sustainable for 2000, then the parties shall mutually agree upon a plan for reconsidering the concept. Any revenues from such concept shall be included within Gross Revenues hereunder. In addition to the [*] percent [*] set forth in Section 6.1, an additional [*] percent [*] of any subscription revenues [*] shall be paid to CART, [*].

               3.2.11 CDME also agrees to consider providing on the Site additional sections suggested by CART. Any revenues from such sections shall be included within Gross Revenues hereunder. In the event that CDME, in its reasonable judgment, determines that any such section is technically feasible and financially sustainable, but nevertheless elects not to undertake such section, then CART shall be free to pursue such project with any third party or in its own name, provided (1) that CDME is the systems integrator and takes primary responsibility for integrating such section into the Site and (2) that there shall be no use of Original Content without the payment of a mutually acceptable sum to CDME which shall be comparable to then-existing industry charges, but at a minimum will cover all actual costs to CDME.

        3.3 As between CDME and CART, CDME shall retain all rights to the technology, intellectual property, and resources contributed solely by CDME as well as any Software, Interface and Original Content developed by it or its agent(s) for CDME in connection with the Events.

        3.4 Each party shall provide the other during the Term a non-exclusive, royalty free license to use and access all content developed by it as well as all third party content licensed by it, to the extent permitted by such third parties, solely for use in connection with any publicity and promotion of the Events or Site.

        3.5 In connection with CDME's efforts hereunder, to the extent such rights are available for CART to provide, CART shall provide the following at no cost to CDME:

               3.5.1 Real-time access and ability to use all audio feeds and communications associated with the Events (e.g., CART Radio Network; driver/pit crew; and track announcer).

               3.5.2 Subject to Section 5.2.3 below, real-time access and ability to use real-time results, timing and scoring systems and feeds. During 1999, and as long as Omega/Swiss Timing is CART's official timekeeper, access to timing and scoring feeds [*] Omega/Swiss Timing and [*] Omega/Swiss Timing receiving appropriate branding recognition on the Site. Thereafter, any successor CART timing and scoring provider


[*] Confidential Treatment Requested.

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shall receive appropriate branding recognition on the Site, which shall be comparable to that provided as of the effective date of this Agreement.

               3.5.3 Real-time access and ability to use official CART/Event photographs in connection with the Site and for promotion purposes only, it being understood that any specific sale of such photographs shall be subject to
Section 2.1.8.

               3.5.4 Reasonable efforts with Event participants (e.g. teams, drivers, crews) to provide Event Data which CART does not own, control, or have the rights to utilize. CART may include in future participant agreements various additional assets to be made available to CDME for the Site.

               3.5.5 Access to and ability to use all historical and other relevant information, photographs, video, audio, statistics and data under the control or license of CART.

               3.5.6 Reasonable efforts to promote the Site URL to the widest extent possible, such reasonable efforts to include placement of the URL in TV and radio advertisements and in broadcasts on the CART Radio Network and in broadcasts outside the United States and placement of the URL on the starter vest, letterhead, business cards, advertisements and other forms of printed matter, electronic material, or broadcast material distributed by CART. CART will also use reasonable efforts to assist CDME to secure placement of banners or signs with the URL on high visibility spots (for spectators and broadcast cameras) at the venues and in such other locations as may be mutually agreed, it being understood that such additional exposure may be at an incremental cost to CDME.

               3.5.7 Subject to CART's existing agreement [*], CART will exercise reasonable efforts with [*] to permit CDME access to and use of [*] on the Site and for promotion of the URL. To the extent that [*] are available, CART will use reasonable efforts to provide access to [*]. CDME recognizes that there may be some restrictions on the use of such assets.

               3.5.8 Reasonable efforts to assist CDME in obtaining a reasonable number of preferred venue credentials, Event tickets, parking passes and hospitality access passes (to the extent available) for its employees, sponsors and guests, at the expense of CDME.

               3.5.9 Annual all access credentials for working CDME personnel and will exercise reasonable efforts to provide parking passes for such CDME personnel, subject to availability.

               3.5.10 Reasonable efforts to assist CDME in meeting its logistics and venue operations needs, it being understood that, depending on the size and amount of equipment to be utilized, a fee, in certain circumstances, may be payable to the event promoter. CART shall use reasonable efforts to assist CDME in its negotiations of such fees with the promoter. At least ten (10) days prior to an Event, CDME shall provide details regarding its proposed requirements.

               3.5.11 Unrestricted access to CART venues with cameras, microphones and other equipment as necessary for CDME to acquire digital assets and set up venue operations, subject to the provisions and restrictions in this Agreement, including but not limited to CART's existing contractual obligations to [*].


[*] Confidential Treatment Requested.


                                       8.
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               3.5.12 Reasonable access to CART's current on-line database, fan club database and affinity database as well as all marketing demographics, surveys, television ratings, and other information which may assist CDME in its marketing and sales efforts hereunder.

4.      TERM.

        The Term of this Agreement shall commence on January 1, 1999, and shall continue through and until December 31, 2003, unless extended as set forth herein. The parties shall negotiate in good faith for the extension of this Agreement, such negotiations to commence on or around July 1, 2002, and to continue for at least ninety (90) days thereafter or until an agreement is reached if sooner. If the parties are unable to reach an agreement for such an extension, CART shall be free to enter into negotiations with third parties regarding the rights which are the subject of this Agreement, [*].

5.      RIGHT TO TERMINATE.

        5.1 CART shall have the right to terminate this Agreement for the reasons set forth below:

               5.1.1 If CDME fails to maintain state of the art quality and technological enhancements, subject to notice and an opportunity to cure as set forth below. CART shall notify CDME in writing with respect to any alleged failure and the parties shall meet within one (1) week thereafter to discuss such notification. Thereafter, CDME shall have thirty (30) days in which to cure any failure. If the default cannot be cured within thirty (30) days, but reasonable good faith efforts have been undertaken to cure the default within that time period, a reasonable extension of time in which to cure the default shall be given and agreed upon between the parties.

               5.1.2 If CDME fails to attain the minimum Site traffic level in any quarter as set forth in the attached Exhibit F, subject to notice and an opportunity to cure as set forth below. CART shall notify CDME in writing with respect to any such failure and the parties shall meet within one (1) week thereafter to discuss such notification. Thereafter, CDME shall have ninety (90) days in which to increase traffic to the Site to the required level. If the Site traffic cannot be restored within ninety (90) days, but reasonable good faith efforts have been undertaken to cure the default within that time period, a reasonable extension of time in which to increase the Site traffic to levels as required by Exhibit F shall be given and agreed upon between the parties.

               5.1.3 In the event that CDME or Quokka Sports, Inc. provides similar services to an open wheel professional auto racing sanctioning body, league or series currently domiciled in the United States which promotes products or services competitive with those of CART.

               5.1.4 If more than forty nine percent (49%) of the ownership or other beneficial interest in CDME or Quokka Sports, Inc. is transferred, sold, or otherwise assigned, either voluntarily or by operation of law, in one or more transactions, to an individual or entity whose products or services are competitive or in conflict with those of CART. Such right of termination shall be exercised, if at all, by CART within thirty (30) days of such change in ownership.


[*] Confidential Treatment Requested.

                                       9.
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        5.2 CDME shall have the right to terminate this Agreement for the reasons set forth below:

               5.2.1 The failure of the parties to reach a mutually acceptable manner in which to incorporate e-commerce revenue opportunities within the Site following the conclusion of the discussions provided for in Section 2.1.10 above.

               5.2.2 If more than forty nine percent (49%) of the ownership or other beneficial interest in CART is transferred, sold, or otherwise assigned, either voluntarily or by operation of law, in one or more transactions, to an individual or entity whose products or services are competitive or in conflict with those of CDME or Quokka Sports, Inc. Such right of termination shall be exercised, if at all, by CDME within thirty (30) days of such change in ownership.


               5.2.3 [*].

        5.3 Either party shall have the right to terminate this Agreement upon the material breach of any term of this Agreement which is not cured within sixty (60) days after notice of such breach to the other party.

        5.4 Upon termination or expiration of this Agreement, all intellectual property rights shall revert to their owners, as determined by this Agreement.

               5.4.1 Upon the request of CART, CDME shall ensure that the Site shall remain active and be serviced by CDME for up to 180 days following termination or expiration of this Agreement, which shall allow CART sufficient time to obtain another provider. Upon the expiration of 180 days, or CART's notice to CDME, servicing of the Site by CDME shall cease. If CART opts to exercise this option, a fee payment from CART to CDME shall be mutually agreed upon.

6.      REVENUES.

        6.1 As a license fee for all rights and services herein, CDME shall pay to CART [*] percent [*] of all Gross Receipts generated hereunder over the Term with a minimum guarantee of [*], which minimum guarantee shall be payable as follows: Year 1-$[*] shall be payable upon execution of this Agreement; Year 2-$[*]; Year 3-$[*]; Year 4-$[*]; and Year 5-$[*]. The guaranteed sums for years 2, 3, 4 and 5 shall be paid in two (2) equal installments, not later January 1 and July 1 of each such year. Gross Receipts shall mean all revenue (including value in-kind) actually received by CDME, including, but not limited to revenue from [*], and [*]. Gross receipts shall not include any sums received by CDME which are returned for any reason at law or equity. Value in-kind will be valued based upon best customer pricing, as determined by the applicable vendor. No commercial partnerships or advertising shall be sold by CDME in conjunction with other Quokka Sports' projects unless the following procedure has transpired. All sales shall be subject to the restrictions of Section 7. At any time, CDME or CART may [*]. CART shall have the right for a period of twenty one (21) days thereafter to [*]

[*] Confidential Treatment Requested.


                                      10.

[*]. Having purchased a category, CART or Quokka Sports would be free to resell such packages at a higher price if it so chooses without any duty to account for or otherwise share revenues over and above the agreed price.

        6.2 In addition to the sums set forth in Section 6.1, CDME shall also pay a Referral Fee of [*] percent [*] of the first years' Net Sales Price (as defined below) to CART, the CART racing teams, the CART drivers or CART event promoters, as the case may be, for the successful referral of any commercial partner to CDME for the Site for the first year of any deal. Thereafter, in the case of any multi-year deal, the Referral Fee shall be [*] percent [*] of the Net Sales Price for each such additional year of such agreement, including any option periods exercised as provided for in such agreement. Net Sales Price shall mean the gross sales price of the contract less any applicable agency commission or fee. For an entity or person to qualify for a Referral Fee, that person or entity must have provided substantial and material assistance and ongoing support in obtaining a binding contract. Substantial and material assistance shall mean the introduction of CDME to the person who ultimately agrees to the binding contract or an employee of the contracting company, or an agent who was involved in the sales process. For a Referral Fee to be paid to a person or entity, a commercial partner must enter into a binding contract with CDME. Only one Referral Fee shall be payable on any contract. Any Referral Fee shall only be computed on a quarterly basis and shall be due and payable only on any sums actually received in connection with such contract.

        6.3 CDME shall compute its Gross Receipts on a quarterly basis in accordance with generally accepted accounting principles and shall distribute to CART any excess sums due over and above the minimum guaranteed license fee with a statement thereof within ninety (90) days after the conclusion of each calendar year. CART shall have the right to examine CDME's books and records with respect to any statements rendered. Except as stated below, such examination shall be at CART's sole expense and shall be commenced not earlier than ten (10) days after the date of such notice by any independent accountant designated by CART provided any such person shall sign a standard confidentiality agreement reasonably acceptable to CDME. If the examination reveals that CDME failed to account for and properly pay fees due to CART hereunder in an amount exceeding five percent (5%) of the fees actually paid and accounted for, then CDME shall pay CART such past due amounts with interest at the Prime Rate as determined by the Wall Street Journal, and reimburse CART for the total cost of the examination. Such examinations shall be made during CDME's usual business hours and CDME shall make available to CART for inspection any and all books and records reasonably requested in the format maintained with respect to such statements. CART shall have the right to audit CDME's books and records no more than once in any twelve (12) month period. CART agrees that it shall not have any right to audit any item more than two (2) years old and may not seek information on or dispute any items not included within the audit period.

7.      COMMERCIAL PARTNERSHIPS AND SITE ADVERTISING.

        CDME will provide for all [*] in connection with the Site, subject to the terms and conditions contained in this Agreement. In connection with the sale of commercial partnership opportunities and advertising on the Site,[*]:
(1) [*]

[*] Confidential Treatment Requested.


                                      11.

[*]; (2) [*], which approval would not be unreasonably withheld; (3) [*], which approval would not be unreasonably withheld; (4) [*] would meet on such regular basis as is necessary in order to ensure that there is substantial communication and continuity between the parties with respect to their individual endeavors to secure [*] and [*]; it is understood that the parties will work together in good faith to assist each other in [*], and if necessary, the parties will each agree to [*]; and (5) [*]. All commercial partnership and advertising sales shall, to CART's reasonable satisfaction, be in good taste.

8.      EQUITY CONSIDERATION.

        Concurrently with the execution and delivery of this Agreement, CDME will cause Quokka Sports, Inc. to issue to CART the Quokka Warrants as set forth in Exhibit G.

9.      CART SPONSOR PROTECTION.

        CDME will provide for all advertising and commercial partnership sales in connection with the Site, subject to the following conditions: (i) CART will identify a limited number of categories where CDME will only approach one company designated by CART about a commercial partnership. These companies shall be designated in a list of current CART official sponsors to be appended hereto as Exhibit K such list to identify the expiration dates of such Sponsor relationships. Once a current CART sponsor agreement expires, then such company will be handled in accordance with the procedures set forth in subsection (iii) hereof If CDME were unable to sell such company any commercial partnership packages, then CDME will not approach any competitors; (ii) CART will use all appropriate efforts to introduce the CDME sales team to key personnel at the companies designated under (i) above; (iii) As to other important CART customers, CDME will negotiate first with such companies for such packages. If CDME is unable to reach an agreement with such companies, then CDME is free to approach and sell a package to any competitor; (iv) CART and CDME shall have the opportunity to purchase one or more of the categories at a predetermined price. Having purchased a category, CDME or CART is free to resell such packages at a higher price if it so chooses without any duty to account for or otherwise share revenues with the other party; and (v) Notwithstanding the foregoing, it is understood that as to sponsor negotiations currently in progress by CART, website involvement already committed by CART shall be honored and shall not be considered as advertising and commercial partnership sales for purposes of this Agreement. Subject to the terms stated above, CART releases all categories of commercial partnership to CDME (except for tobacco and subject to the other constraints described in this Agreement) for the duration of this Agreement. CDME will agree not to sell site commercial partnerships competitive with CART sponsors identified in Exhibit H until the current respective agreement terminates, at which time the specific category would be released by CART to CDME, as provided above. Prior to the release of the category, CDME will agree to continue all applicable brand identification on the site in no less prominence than currently exists.

[*] Confidential Treatment Requested.

                                      12.

10.     SANCTIONING.

        CART warrants that the Events are CART sanctioned and will be conducted in accordance with all applicable rules and regulations and all international, foreign, federal, state, and local laws.


11.     NAME AND LIKENESS.

        To the extent that CART owns or licenses such rights, CDME and any of its licensees shall have the right and, to the extent provided for in this Agreement, may grant to others the right to reproduce, print, publish or disseminate in any medium the names, likenesses, voice and biographical material of CART, the participants in the Events, including their sponsors, or any person appearing in or connected with the Events as news or information, for use on the Site or for Site advertising purposes (including without limitation institutional advertising) and including but not limited to the advertising and promotion of the coverage hereunder and in connection therewith the products or services of any advertiser or commercial partner thereof, provided, however, that there shall be no direct or implied endorsement by any such persons of any product or service without such person's prior written consent.

12.     WARRANTIES OF CART.

        CART warrants, represents and undertakes to CDME as follows:

        12.1 that it is a company duly incorporated under the laws of the State of Delaware and that it has the power and authority to enter into and to perform all obligations under this Agreement;

        12.2 that nothing in the Event Data, the Marks, the Content or the other data and information which is provided to CDME hereunder by CART shall infringe the copyright, trade marks or other intellectual property rights of any person or entity;

        12.3 that CART has the right to grant to CDME all of the rights granted in this Agreement, that CART is not presently a party to any Agreement which conflicts with the rights and terms hereof and that CART will not grant any rights which might interfere or derogate the rights granted herein;

        12.4 that CART shall conduct a minimum of 18 Events pursuant to an annually published schedule;

        12.5 that the participants in the Events shall be of comparable ability to those participating in previous versions of the Events;

        12.6 that all representations to CDME by CART and all representations made by CART to third parties about any and all elements of the Events are and shall be accurate and true in every respect.

        12.7 that all publicity which it issues or disseminates or otherwise makes available concerning all elements of the Events will be accurate and true in all respects, to the best of CART's own knowledge.


                                      13.

13.     WARRANTIES OF CDME.

        CDME warrants, represents and undertakes to CART as follows:

        13.1 that it is a company duly organized under the laws of the state of Delaware and that it has the power and authority to enter into and to perform all obligations under this Agreement;

        13.2 that nothing generated by CDME with respect to coverage of the Events shall infringe the copyright, trade marks or other intellectual property right of any person or entity.

        13.3 that all representations to CART by CDME and all representations made by CDME to third parties about any and all elements of the Site are and shall be accurate and true in every respect.

14.     DISCLAIMER.

        THE WARRANTIES SET FORTH IN SECTIONS 12 AND 13 OF THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE WARRANTIES OF THE PARTIES HERETO IN CONNECTION WITH THIS AGREEMENT, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM ANY OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT, LIMITATION THE WARRANTIES OF TITLE,, NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY.

15.     INDEMNIFICATION.

        15.1 CART shall indemnify and hold harmless CDME, its members and employees and any person, firm or corporation deriving rights from CDME from and against any and all claims, damages, liabilities, costs and expenses (including reasonable counsel fees), arising out of (1) any use of the coverage as permitted hereunder (including without limitation the Event Data); and (2) a breach of any warranty, representation or undertaking made by or undertaken by CART herein. CDME shall promptly notify CART of any claim to which the above indemnity applies and CART shall defend the same at its own expense. CDME will cooperate in the defense of any such claim at the reasonable request and at the expense of CART. Notwithstanding the foregoing, CART shall not indemnify CDME to the extent that the foregoing would not have occurred but for the actions of CDME.

        15.2 CDME shall indemnify and hold harmless CART and its employees and any person, firm or corporation deriving rights from CART from and against any and all claims, damages, liabilities, costs and expenses (including reasonable counsel fees), arising out of (1) CDME's actual coverage of the Events; or (2) a breach of any warranty, representation or undertaking made by or undertaken by CDME herein. CART shall promptly notify CDME of any claim to which the above indemnity applies and CDME shall defend the same at its own expense. CART will cooperate in the defense of any such claim at the reasonable request and at the expense of CDME. Notwithstanding the foregoing, CDME shall not indemnify CART to the extent that the foregoing would not have occurred but for the actions of CART.


                                      14.

16.     COPYRIGHT AND OTHER RIGHTS.

        16.1 Each Party shall own all worldwide copyright and other intellectual property interests in the content it has provided to the Site; i.e., CDME shall retain its rights in all Original Content, Interfaces and Software as stated in
Section 3.3 above, and CART shall retain its rights in all Content. Each party shall have the unrestricted and unencumbered right to use and reuse or to assign, license, sell or otherwise exploit, the copyright and other property right interests which it owns hereunder except as otherwise provided in this Agreement. The copyright notice on the Site shall include the following notation: "(C) (year) CART Digital Media Enterprises, L.L.C.; Material provided by CART (C) (year) Championship Auto Racing Teams, Inc.," with a link to a page which will describe in reasonable detail the copyrighted and other contributions of the parties.

        16.2 CDME shall own all rights to the information about and access to the people who visit or register with the Site, to the extent that it may lawfully own such rights. Notwithstanding the foregoing, certain information as listed hereafter shall be jointly owned by CDME and CART. Such jointly owned information shall consist solely of information sent to or coming through editor@cart.com <mailto:editor@cart.com>, info@cart.com <mailto:info@cart.com>, subscriber information with respect to the CART Newsletter, CART Winners Circle Club, CART Kids Coloring Contest, individuals purchasing through the CART Store and such other areas of the Site as may be mutually agreed, as well as mutually agreed Site traffic information. Such Site traffic information may be published by CART. All other information provided by CDME to CART is for internal CART use and may only be distributed with the prior written approval of CDME. Any usage of subscriber information shall be subject to the limitations of the Site's Privacy Policy which shall be mutually agreed upon by the parties.

16.3 Unless otherwise agreed, CART and CDMEs' suppliers and providers will retain all worldwide copyright and other intellectual property interest in the content they provide to the Site and CDME shall include an appropriate notice.

17.     FORCE MAJEURE.

        17.1 If CDME's coverage of any of the Events is prevented or omitted in its entirety because of acts of God; accident; fire; lockout; strike or other labor dispute; riot or civil commotion; act of public enemy; enactment, rule, order or act of any government or any governmental authority or instrumentality (whether federal, state, local or foreign); failure of technical facilities beyond the reasonable control of CDME; or other cause of a similar or different nature beyond CDME's control ("Force Majeure Event"); it shall not be, and shall not be deemed to be, a breach of this Agreement by CDME to perform its obligations hereunder during the duration of a Force Majeure Event, and performance of CDME's obligations in connection with the affected Events shall be excused for the duration of the Force Majeure Event and for a reasonable period thereafter; provided that CDME shall use reasonable efforts to minimize the extent of the delay in performance caused by the Force Majeure Event.

        17.2 Notwithstanding anything to the contrary in Section 17.1, if for any reason beyond CART's control (including without limitation adverse weather conditions) any of the Events are not held on the scheduled dates, CART shall immediately notify CDME of the rescheduled date(s) of the Events, if any, and CDME, at its sole election, shall have the right either (i) to continue with coverage of the Events on the rescheduled date(s) pursuant to the terms and conditions hereof, or (ii) to choose not to cover any such delayed Event. In the event that CDME


                                      15.

chooses option (ii) above, such choice shall not be, and shall not be deemed to be, a breach of this Agreement, and the terms and conditions of this Agreement otherwise shall remain in full force and effect.

18.     INDEPENDENT CONTRACTORS.

        Nothing herein contained shall constitute or be construed as the creation of any agency, partnership or joint venture relationship between the parties hereto. Neither party shall have the right to obligate or bind the other in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons. The relationship of the parties shall be as independent contractors.

19.     CONFIDENTIALITY.

        The parties acknowledge that this Agreement and its terms shall be confidential, except as required or reasonably necessary to comply with laws, statutes, regulations, orders, and other governmental rules, including, without limitation, any voluntary filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The parties further acknowledge that, in the course of performing duties under this Agreement, each party may obtain from the other party data or information of a confidential or proprietary nature, including know-how and trade secrets, relating to the business, the affairs, the development projects, or current or future products or services of such party ("Confidential Information"). Confidential Information may be disclosed to a party in writing, in other tangible form (including e-mails), orally, or visually. Neither party will at any time either ~i) publish, disclose or otherwise divulge any of the other party's Confidential Information to any person, except its officers and employees under a contractual duty to maintain the confidentiality of such information consistent with the obligations imposed hereunder; or (ii) permit its officers or employees to divulge any of the other party's Confidential Information without the express prior written consent of the other party. Neither party shall use the other party's Confidential Information except in the course of performing its duties under this Agreement. Upon the other party's request or expiration or termination of this Agreement for any reason, each party will immediately return to the other party all of the other party's Confidential Information in its possession, custody or control. The foregoing obligations will not apply to any Confidential Information that (1) is already known to the receiving party; (2) is or becomes publicly known through no wrongful act of the receiving party; (3) is independently developed by the receiving party without use or benefit of the disclosing party's Confidential Information or personnel who had access to the same; (4) is received from a third party without similar restriction and without breach of any obligation of confidentiality; or (5) is required to be disclosed pursuant to a statutory or regulatory provision or court order, to the demanding body and to the extent of such required disclosure only following notification by the receiving party to the disclosing party of the request and notification to the court or regulatory body of the confidential nature of the information. Additionally, neither party shall be prohibited from disclosing the terms and conditions of this agreement for any financing purposes if such is subject to confidentiality agreements as protective as this Section 19. This paragraph shall survive the termination or expiration of this Agreement.

20.     NOTICE.

        All notices, approvals, consents, waivers, and other communications intended to have legal effect with regard to this Agreement must be given in writing and delivered to the other party at the address set forth below by (a) postage pre-paid, certified mail (return receipt requested); (b) Federal Express; or (c)facsimile transmission (receipt confirmed, with a copy sent by postage pre-


                                      16.

paid, certified mail), and will be effective upon receipt. Each party may change its address for receipt of notices by giving notice of the new address to the other party.

21.     FURTHER ASSURANCES.

        Each party agrees to execute and provide all such assurances, acts, documents and things (including, without limitation, further or other legal or beneficial assignments, transfers, grants, charges, copyright registrations and any formalities required by any jurisdiction in any part of the universe) in such location and such manner as the other party may from time to time reasonably require in connection with perfecting or protecting or enforcing any provision of this Agreement including assignments or rights granted to such party hereunder.

22.     LIMITATION IN LIABILITY; REMEDIES.

        Neither party shall be liable to the other party for any incidental, indirect, consequential, special, or punitive damages of any kind or nature arising under or relating to this Agreement, whether such liability is asserted on the basis of contract, tort (including negligence or strict liability), or otherwise, even if either party has warned or been warned of the possibility of any such loss or damage. This Section 22 is not intended to limit the indemnification obligation of the parties with respect to third party claims pursuant to Section 15 hereof.

23.     GENERAL PROVISIONS.

        23.1 This Agreement is the entire agreement of the parties. All prior understandings, oral or written, if any, including but not limited to that certain Letter of Agreement executed by the parties on January 4, 1999, have been merged herein, or, if not merged, are hereby canceled. No representations have been made except those expressly set forth herein.

        23.2 Any amendment or discharge of this Agreement must be in writing and signed by an officer of the party.

        23.3 This Agreement may not be assigned in whole nor in part by either party without the other party's prior written consent, which consent shall not be unreasonably withheld. This agreement shall be binding upon both CART and CDME and their successors and permitted assignees.

        23.4 Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Agreement and any material statute, law, ordinance, rule or regulation, the latter shall prevail, but in such event, any provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to bring them within the applicable requirements, and the remainder of this Agreement shall continue in full force and effect. The parties hereby agree that they shall comply with the requirements of the U.S. Foreign Corrupt Practices Act (the "Act") and shall refrain from any payments to third parties which would cause either party to violate the Act.

        23.5 Any dispute arising under this Agreement shall be promptly submitted to and heard and determined by the American Arbitration Association pursuant to its commercial arbitration rules in effect at the time of any dispute. The determination of the arbitrator shall be binding on the parties, shall not be appealable, and judgment on the award rendered may be entered in any court having jurisdiction on the matter. The prevailing party (as determined by the


                                      17.

arbitrator) shall be entitled to recover from the other party all costs and expenses (including but not limited to attorney fees) incurred in enforcing its rights under the arbitration process.

        23.6 A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed as a waiver of such term or condition for the future or any subsequent breach thereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other right, remedy, undertaking, obligation or agreement of either party.

        23.7 The headings hereunder are for ease of reference only and are not part of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have signed this Agreement this 20th day of March 1999.

                                          CHAMPIONSHIP AUTO RACING TEAMS, INC.



                                          By: [SIGNATURE ILLEGIBLE]
                                            ---------------------------------
                                          Name: ILLEGIBLE
                                               ------------------------------
                                          Title: Chairman and CEO
                                                -----------------------------


                                          CART DIGITAL MEDIA
                                          ENTERPRISES, LLC, by its
                                          members:


                                          By: /s/ R. H. WILLIAMS
                                            ---------------------------------
                                                 R. H. Williams, Manager

                                          Dated: 3-20-99
                                               ------------------------------

                                          By: /s/ GERALD R. FORSYTHE
                                            ---------------------------------
                                                 Gerald R. Forsythe, Manager

                                          Dated: 3-20-99
                                                -----------------------------



                                      18.

                                    EXHIBIT A

                   LIST OF ASSETS TO BE PROVIDED AS EVENT DATA

                        (subject to editorial guidelines)


Official Radio Broadcaster Audio (subject to CART Radio Network Agreement)

Pace Car Communications (CDME shall be responsible for compliance with all applicable laws, rules and regulations, including FCC compliance)

Driver/Pit Crew (Team Radio) Communications (subject to agreement with each team; CDME shall be responsible for compliance with all applicable laws, rules and regulations, including FCC compliance)

Track Announcer Audio (subject to informing and agreement by CART's race promoters)

Results and Scoring Feeds and Data [*]

Timing Data in its final form

Statistical Data

Historical Information, Data, and Statistics (including Photographs, video and audio) related to the events and the racers

Official Rulings

Circuit Data

Official Still Photographs [*]

Written materials in which CART owns the copyright

Participant Biographical Information

Event Access



[*] Confidential Treatment Requested.

                                    EXHIBIT B

                                   TRADEMARKS


CART - name & logo

FEDEX CHAMPIONSHIP SERIES - name & logo

INDY LIGHTS SERIES - name & logo

TOYOTA ATLANTIC SERIES - name & logo

CART KIDS - name & logo

CART WINNER'S CIRCLE CLUB - name & logo

CHAMP CARS

CHAMPIONSHIP CARS

FEEL THE SPEED

Future Event-related marks will be provided subject to mutual agreement.

                                    EXHIBIT C

COPYRIGHT AND TRADEMARK NOTICES

All contents of this Web site are: (C)1999 CART Digital Media Enterprises, LLC; Material provided by CART (C)1999 Championship Auto Racing Teams, Inc. All rights reserved.

[list from exhibit] are trademarks or registered trademarks of Championship Auto Racing Teams, Inc. Other product and company names mentioned herein may be the trademarks of their respective owners.

USE LIMITATIONS

This Web Site is for the User's personal, non-commercial use. User may not modify, copy, distribute, transmit, display, perform, reproduce, publish, license, create derivative works from, transfer, or sell any information, software, products or services obtained from this Web Site. As a condition of use of this Web Site, User warrants to CDME and CART that User will not use this Web Site for any purpose that is unlawful or prohibited by these terms, conditions, and notices.

LIABILITY DISCLAIMER

THE INFORMATION SOFTWARE, PRODUCTS, AND SERVICES PUBLISHED ON THIS WEB SITE MAY INCLUDE INACCURACIES OR TYPOGRAPHICAL ERRORS. CHANGES ARE PERIODICALLY ADDED TO THE INFORMATION HEREIN. CART DIGITAL MEDIA ENTERPRISES, LLC (CDME) AND CHAMPIONSHIP AUTO RACING TEAMS, INC. (CART) MAY MAKE IMPROVEMENTS AND/OR CHANGES IN THIS WEB SITE AT ANY TIME.

CDME AND CART MAKE NO REPRESENTATIONS ABOUT THE SUITABILITY OF THE INFORMATION, SOFTWARE, PRODUCTS, AND SERVICES CONTAINED ON THIS WEB SITE FOR ANY PURPOSE. ALL SUCH INFORMATION, SOFTWARE, PRODUCTS, AND SERVICES ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. CDME AND CART HEREBY DISCLAIM ALL WARRANTIES AND CONDITIONS WITH REGARD TO THIS INFORMATION, SOFTWARE, PRODUCTS, AND SERVICES, INCLUDING ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT. IN NO EVENT SHALL CDME OR CART BE LIABLE FOR AND DIRECT, INDIRECT, PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE USE OF THIS WEB SITE OR WITH THE DELAY OR INABILITY TO USE THIS WEB SITE, OR OTHERWISE ARISING OUT OF THE USE OF THIS WEB SITE, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, EVEN IF CDME OR CART HAS BEEN ADVISED OF THE POSSIBILITY OF DAMAGES. BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

[privacy policy  to be added]

                                   EXHIBIT D

                             CART LICENSED PRODUCTS
                       SLIDING SCALE COMMISSION FOR 1999

[*] Base -- $[*]

        If Gross Sales Exceed the Base by                 Commission  to be paid on all  Gross
                                                          Sales shall be

        0-50%......................................       [*]

        51%-100%...................................       [*]

        101% - 150% ...............................       [*]

        151% - 200%................................       [*]

        201%+ .....................................       [*]

Commissions shall be paid on a quarterly basis. Based upon the annual Gross Sales figures, CART Licensed Products shall provide any incremental commission payment to CDME by February 2000.

[*] Confidential Treatment Requested.

                                    EXHIBIT E

                                DELIVERY SCHEDULE


cart.com Phase I
*Basic site
*Key QSI elements
*CART business section

Assemble Team December, 1998

Start Production January 1, 1999

Initial Creative Complete January 15, 1999

Alpha Site February 15, 1999

Beta/Preview Site March 3, 1999

Go Live March 16, 1999

                                    EXHIBIT F

                                  SITE TRAFFIC

     YEAR           1998          1999         2000          2001          2002         2003
--------------- ------------- ------------- ------------ ------------- ------------- ------------
Visits              [*]           [*]           [*]          [*]            [*]           [*]
(millions)

% Change year     Approx.         [*]           [*]          [*]            [*]           [*]
on year             [*]


[*] Confidential Treatment Requested.

                                    WARRANTS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         WARRANT TO PURCHASE [*] SHARES
                         OF SERIES C PREFERRED STOCK OF
                              QUOKKA SPORTS, INC.
                          (Void after March 19, 2004)



This certifies that CHAMPIONSHIP AUTO RACING TEAMS, INC. or its assigns (the "Holder"), for value received, is entitled to purchase from QUOKKA SPORTS, INC., a Delaware corporation (the "Company") having a place of business at 525 Brannan Street, San Francisco, California, a maximum of [*] fully paid and nonassessable shares of Warrant Stock (as defined below) for cash at such time(s) as set forth below and at a purchase price of $[*] per share (the "Stock Purchase Price") up to and including 5:00 p.m. (Pacific time) on the date five (5) years from the date of this Warrant, such date being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The term "Warrant Stock" refers to the Company's Series C Preferred Stock and any other securities at any time receivable or issuable upon exercise of this Warrant.

Notwithstanding anything contained herein to the contrary, in the event the Agreement (the "Agreement"), dated effective as of January 1, 1999, between the Holder and CART DIGITAL MEDIA ENTERPRISES, LLC ("CDME"), or any other agreement entered into among the Holder, the Company and CDME (or any combination thereof) pursuant to the Agreement, is terminated, either by the Company or CDME as a result of uncured material breach by Holder or by Holder for other than an uncured material breach by the Company or CDME, such an event (the "Termination Event") will cause this Warrant to become immediately void and the date of such Termination Event (the "Termination Date") will be deemed the "Expiration Date" for purposes hereof. Notwithstanding anything contained herein to the contrary however, upon a Termination Event, the Holder will have ninety (90) days from the Termination Date to exercise this Warrant to the extent of the Vested Portion as of the Termination Date (as determined under Section 1.1 below).


[*] Confidential Treatment Requested.

     This Warrant is subject to the following terms and conditions:

     1.   VESTING; EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          1.1 VESTING. The portion of this Warrant that is exercisable at any given time is determined by the chart below and is referred to as the "Vested Portion."

                                VESTING DATE:
                               DATE SHARES ARE         STOCK
          VESTED PORTION      FIRST EXERCISABLE    PURCHASE PRICE
          --------------      -----------------    --------------
             [*]                 [*]                   [*]


          1.2 EXERCISE. The Vested Portion of this Warrant is exercisable at the option of the Holder, at any time or from time to time up to the Expiration Date for all or any part of the shares of Warrant Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Warrant Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business of the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Warrant Stock so purchased; together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Warrant Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

          1.3 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Warrant Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:



               X = Y (A-B)
                   -------
                       A

               Where X = the number of shares of Warrant Stock to be issued to the Holder


[*] Confidential Treatment Requested.


                                       2.

               Y  =  the number of shares of Warrant Stock purchasable under the
                     Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

               A  =  the fair market value of one share of the Company's Warrant
                     Stock (at the date of such calculation)

               B  =  Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Warrant Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock (the "Initial Public Offering") the fair market value per share shall be the product of (i) the per share offering price to the public of the Initial Public Offering if the exercise occurs upon the closing of the Company's Initial Public Offering or, if later, the closing price of the Company's Common Stock on the date of exercise, and (ii) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant (and shares of its Common Stock for issuance on conversion of such Warrant Stock) will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Warrant Stock and Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Warrant Stock or Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) (i) if the total number of shares of Warrant Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Warrant Stock then outstanding and all shares of Warrant Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Warrant Stock then authorized by the Company's Certificate of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Warrant Stock, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all such shares of Warrant Stock, together with


                                       3.

all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase (subject to the other provisions hereof), at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Warrant Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2  DIVIDENDS IN WARRANT STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the Holders of Warrant Stock (or any shares of stock or other securities at the time receivable upon the exercise of this warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Warrant Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Warrant Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Warrant Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares of similar corporate rearrangement, (other than shares of Warrant Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Warrant Stock as of the date on which holders of Warrant Stock received or became entitled to receive such shares of all other additional stock and other securities and property.


                                       4.

     3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Warrant Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter (subject to the other provisions hereof) have the right to purchase and receive (in lieu of the shares of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Warrant Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Warrant Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

     3.4 CONVERSION OF WARRANT STOCK. In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or converted, reclassified or ceases to exist (the "Triggering Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Triggering Date, the shares of Common Stock of the Company that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Triggering Date, all subject to further adjustment as provided in this Warrant. Additionally, the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x)



                                       5.

the aggregate Stock Purchase Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Triggering Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Triggering Date, all subject to further adjustment as provided herein.

          3.5 CERTAIN EVENTS. If any change in the outstanding Warrant Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

          3.6 NOTICES OF CHANGES. Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     4. ISSUE TAX. The issuance of certificates for shares of Warrant Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Warrant Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. TRANSFER. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.

                                       6.

Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Warrant Stock, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge or hypothecate any or all such Warrants or Warrant Stock, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 of the 1993 Act. Notwithstanding the foregoing, the Company hereby confirms its intent, after delivery of the opinion described above, to consent to the sale, transfer, pledge or hypothecation of this Warrant to holders of membership interest in the Holder.

The Holder, by acceptance hereof, agrees that, it will not transfer or dispose of any Warrant Stock or Common Stock (or other securities) that it may acquire upon exercise of rights under this Warrant for a period specified by the representatives of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the Company's Initial Public Offering.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Warrant Stock, shall survive the exercise of this Warrant.

     9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Warrant Stock issuable upon the exercise of this Warrant shall survive the exercise and

                                       7.

termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     15. INVESTORS' RIGHTS AGREEMENT. Promptly following the date hereof, the Company shall seek the necessary stockholder approval to amend and restate the Amended and Restated Investors' Rights Agreement dated December 23, 1998 (the "Investors' Rights Agreement") to include this Warrant (and any other Warrants issued to Holder) as a Warrant (as such term is defined in the Investors' Rights Agreement) (such amendment and restatement being referred to hereinafter as the "Amended and Restated Investors' Rights Agreement"). Promptly following such stockholder approval, each of the Company and the Holder shall execute and deliver to the other an Amended and Restated Investors' Rights Agreement.

                                       8.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 20th day of March, 1999.

                                        QUOKKA SPORTS, INC.
                                        a Delaware corporation


                                        By: /s/ R. H. WILLIAMS
                                           ---------------------------
                                        Name: R. H. Williams
                                             -------------------------
                                        Title: Chairman
                                              ------------------------


ATTEST:


/s/ [Signature Illegible]
--------------------------------
Secretary

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                           Date:__________, 19__

Quokka Sports, Inc.
525 Brannan Street
Ground Floor
San Francisco, CA 94107

Attn: President

Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise Warrant No. PWC-8 (the "Warrant") issued to it by Quokka Sports, Inc. (the "Company") and dated ___________, 1999 and to purchase thereunder _____________ shares of the Warrant Stock of the Company (the "Shares") at a purchase price of _____________ per Share or an aggregate purchase price of ___________________________ Dollars ($________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert __________________________ percent (______%) of the value of the Warrant pursuant to the provisions of Section
     1.3 of the Warrant.

     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                          Very truly yours,

                                          CHAMPIONSHIP AUTO RACING TEAMS, INC.

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                                                       NO. PWC-9

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         WARRANT TO PURCHASE [*] SHARES
                         OF SERIES C PREFERRED STOCK OF
                              QUOKKA SPORTS, INC.
                          (VOID AFTER MARCH 19, 2004)

This certifies that CHAMPIONSHIP AUTO RACING TEAMS, INC. or its assigns (the "Holder"), for value received, is entitled to purchase from QUOKKA SPORTS, INC., a Delaware corporation (the "Company") having a place of business at 525 Brannan Street, San Francisco, California, a maximum of [*] fully paid and nonassessable shares of Warrant Stock (as defined below) for cash at such time(s) as set forth below and at a purchase price of $[*] per share (the "Stock Purchase Price") up to and including 5:00 p.m. (Pacific time) on the date five (5) years from the date of this Warrant, such date being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The term "Warrant Stock" refers to the Company's Series C Preferred Stock and any other securities at any time receivable or issuable upon exercise of this Warrant.

Notwithstanding anything contained herein to the contrary, in the event the Agreement (the "Agreement"), dated effective as of January 1, 1999, between the Holder and CART DIGITAL MEDIA ENTERPRISES, LLC ("CDME"), or any other agreement entered into among the Holder, the Company and CDME (or any combination thereof) pursuant to the Agreement, is terminated, either by the Company or CDME as a result of uncured material breach by Holder or by Holder for other than an uncured material breach by the Company or CDME, such an event (the "Termination Event") will cause this Warrant to become immediately void and the date of such Termination Event (the "Termination Date") will be deemed the "Expiration Date" for purposes hereof. Notwithstanding anything contained herein to the contrary however, upon a Termination Event, the Holder will have ninety (90) days from the Termination Date to exercise this Warrant to the extent of the Vested Portion as of the Termination Date (as determined under Section 1.1 below).


[*] Confidential Treatment Requested.

     This Warrant is subject to the following terms and conditions:

     1.   VESTING; EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          1.1 VESTING. The portion of this Warrant that is exercisable at any given time is determined by the chart below and is referred to as the "Vested Portion."

                             Vesting Date:
          Vested Portion     Date Shares are First Exercisable   Stock Purchase Price
          --------------     ---------------------------------   --------------------
            [*]                [*]                                 [*]

          1.2 EXERCISE. The Vested Portion of this Warrant is exercisable at the option of the Holder, at any time or from time to time up to the Expiration Date for all or any part of the shares of Warrant Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Warrant Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Warrant Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Warrant Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

          1.3 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Warrant Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula;

              X=Y(A-B)
                ------
                  A

              Where X= the number of shares of Warrant Stock to be issued to the Holder


[*] Confidential Treatment Requested.


                                       2.

                   Y= the number of shares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                   A= the fair market value of one share of the Company's Warrant Stock (at the date of such calculation)

                   B= Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Warrant Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock (the "Initial Public Offering") the fair market value per share shall be the product of (i) the per share offering price to the public of the Initial Public Offering if the exercise occurs upon the closing of the Company's Initial Public Offering or, if later, the closing price of the Company's Common Stock on the date of exercise, and (ii) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant (and shares of its Common Stock for issuance on conversion of such Warrant Stock) will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Warrant Stock and Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Warrant Stock or Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) (i) if the total number of shares of Warrant Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Warrant Stock then outstanding and all shares of Warrant Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Warrant Stock then authorized by the Company's Certificate of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Warrant Stock, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all such shares of Warrant Stock, together with

                                       3.

all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase (subject to the other provisions hereof), at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Warrant Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2  DIVIDENDS IN WARRANT STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the Holders of Warrant Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor.

               (a) Warrant Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Warrant Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Warrant Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Warrant Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Warrant Stock as of the date on which holders of Warrant Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                                       4.

        3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Warrant Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter (subject to the other provisions hereof) have the right to purchase and receive (in lieu of the shares of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Warrant Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Warrant Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

        3.4 CONVERSION OF WARRANT STOCK. In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or converted, reclassified or ceases to exist (the "Triggering Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Triggering Date, the shares of Common Stock of the Company that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Triggering Date, all subject to further adjustment as provided in this Warrant. Additionally, the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x)


                                       5.

the aggregate Stock Purchase Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Triggering Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Triggering Date, all subject to further adjustments as provided herein.

        3.5 CERTAIN EVENTS. If any change in the outstanding Warrant Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

        3.6 NOTICES OF CHANGE. Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

   4. ISSUE TAX. The issuance of certificates for shares of Warrant Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

   5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Warrant Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

   6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

   7. TRANSFER. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.


                                       6.

Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1993 Act"), covering the disposition or sale of this Warrant or the Warrant Stock, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge or hypothecate any or all such Warrants or Warrant Stock, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 of the 1933 Act. Notwithstanding the foregoing, the Company hereby confirms its intent, after delivery of the opinion described above, to consent to the sale, transfer, pledge or hypothecation of this Warrant to holders of membership interests in the Holder.

The Holder, by acceptance hereof, agrees that, it will not transfer or dispose of any Warrant Stock or Common Stock (or other securities) that it may acquire upon exercise of rights under this Warrant for a period specified by the representatives of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the Company's Initial Public Offering.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Warrant Stock, shall survive the exercise of this Warrant.

     9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Warrant Stock issuable upon the exercise of this Warrant shall survive the exercise and



                                       7.

termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     15. INVESTORS' RIGHTS AGREEMENT. Promptly following the date hereof, the Company shall seek the necessary stockholder approval to amend and restate the Amended and Restated Investors; Rights Agreement dated December 23, 1998 (the "Investors' Rights Agreement") to include this Warrant (and any other Warrants issued to Holder) as a Warrant (as such term is defined in the Investors' Rights Agreement) (such amendment and restatement being referred to hereinafter as the "Amended and Restated Investors' Rights Agreement"). Promptly following such stockholder approval, each of the Company and the Holder shall execute and deliver to the other an Amended and Restated Investors' Rights Agreement.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       8.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 20th day of March, 1999.



                              QUOKKA SPORTS, INC.
                              a Delaware corporation



                              By: /s/  R. H. WILLIAMS
                                 --------------------------------

                              Name: R. H. Williams
                                 --------------------------------

                              Title: Chairman
                                 --------------------------------



ATTEST:

/s/  [Signature Illegible]
---------------------------
Secretary

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                          Date: __________, 19__

Quokka Sports, Inc.
525 Brannan Street
Ground Floor
San Francisco, CA 94107

Attn: President

Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise Warrant No. PWC-9 (the "Warrant") issued to it by Quokka Sports, Inc. (the "Company") and dated __________, 1999 and to purchase thereunder ________________ shares of the Warrant Stock of the Company (the "Shares") at a purchase price of _____________________ per Share or an aggregate purchase price of
     __________ Dollars ($ __________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert ____________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 1.3 of the Warrant.

Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.


                              Very truly yours,


                              CHAMPIONSHIP AUTO RACING TEAMS, INC.


                              By:
                                 --------------------------------

                              Name:
                                 --------------------------------

                              Title:
                                 --------------------------------

                                                                      No. PWC-10

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         WARRANT TO PURCHASE [*] SHARES
                         OF SERIES C PREFERRED STOCK OF
                              QUOKKA SPORTS, INC.
                          (Void after March 19, 2004)

This certifies that CHAMPIONSHIP AUTO RACING TEAMS, INC. or its assigns (the "Holder"), for value received, is entitled to purchase from QUOKKA SPORTS, INC., a Delaware corporation (the "Company") having a place of business at 525 Brannan Street, San Francisco, California, a maximum of [*] fully paid and nonassessable shares of Warrant Stock (as defined below) for cash at such time(s) as set forth below and a purchase price of $[*] per share (the "Stock Purchase Price") up to and including 5:00 p.m. (Pacific time) on the date five (5) years from the date of this Warrant, such date being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The term "Warrant Stock" refers to the Company's Series C Preferred Stock and any other securities at any time receivable or issuable upon exercise of this Warrant.

Notwithstanding anything contained herein to the contrary, in the event the Agreement (the "Agreement"), dated effective as of January 1, 1999, between the Holder and CART DIGITAL MEDIA ENTERPRISES, LLC ("CDME"), or any other agreement entered into among the Holder, the Company and CDME (or any combination thereof) pursuant to the Agreement, is terminated, either by the Company or CDME as a result of uncured material breach by Holder or by Holder for other than an uncured material breach by the Company or CDME, such an event (the "Termination Event") will cause this Warrant to become immediately void and the date of such Termination Event (the "Termination Date") will be deemed the "Expiration Date" for purposes hereof. Notwithstanding anything contained herein to the contrary however, upon a Termination Event, the Holder will have ninety (90) days from the Termination Date to exercise this Warrant to the extent of the Vested Portion as of the Termination Date (as determined under Section 1.1 below).


[*] Confidential Treatment Requested.

     This Warrant is subject to the following terms and conditions:

     1.   VESTING; EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          1.1 VESTING. The portion of this Warrant that is exercisable at any given time is determined by the chart below and is referred to as the "Vested Portion."

                                VESTING DATE:
                               DATE SHARES AND         STOCK
          VESTED PORTION      FIRST EXERCISABLE    PURCHASE PRICE
          --------------      -----------------    --------------
             [*]                 [*]                   [*]

          1.2 EXERCISE. The Vested Portion of this Warrant is exercisable at the option of the Holder, at any time or from time to time up to the Expiration Date for all or any part of the shares of Warrant Stock (but not for a fraction of a share) which may be purchased hereunder. The company agrees that the shares of Warrant Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Warrant Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Warrant Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

          1.3 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Warrant Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:


               X = Y (A-B)
                   -------
                       A

               Where X =  the number of shares of Warrant Stock to be issued to the Holder


[*] Confidential Treatment Requested.


                                       2.

                         Y = the number of shares of Warrant Stock purchasable
                             under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                         A = the fair market value of one share of the
                             Company's Warrant Stock (at the date of such calculation)

                         B = Stock Purchase Price (as adjusted to the date of
                             such calculation)

For purposed of the above calculation, fair market value of one share of Warrant Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock (the "Initial Public Offering") the fair market value per share shall be the product of (i) the per share offering price to the public of the Initial Public Offering if the exercise occurs upon the closing of the Company's Initial Public Offering or, if later, the closing price of the Company's Common Stock on the date of exercise, and (ii) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant (and shares of its Common Stock for issuance on conversion of such Warrant Stock) will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Warrant Stock and Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Warrant Stock or Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) (i) if the total number of shares of Warrant Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Warrant Stock then outstanding and all shares of Warrant Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Warrant Stock then authorized by the Company's Certificate of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Warrant Stock, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all such shares of Warrant Stock, together with



                                       3.

all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase (subject to the other provisions hereof), at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Warrant Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2  DIVIDENDS IN WARRANT STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the Holders of Warrant Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Warrant Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Warrant Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Warrant Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Warrant Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Warrant Stock as of the date on which holders of Warrant Stock received or became entitled to receive such shares or all other additional stock and other securities and property.



                                       4.

          3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OF SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Warrant Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter (subject to the other provisions hereof) have the right to purchase and receive (in lieu of the shares of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Warrant Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Warrant Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          3.4 CONVERSION OF WARRANT STOCK. In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or converted, reclassified or ceases to exist (the "Triggering Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Triggering Date, the shares of Common Stock of the Company that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Triggering Date, all subject to further adjustment as provided in this Warrant. Additionally, the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x)



                                       5.

the aggregate Stock Purchase Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Triggering Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Triggering Date, all subject to further adjustment as provided herein.

          3.5 CERTAIN EVENTS. If any change in the outstanding Warrant Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

          3.6 NOTICES OF CHANGE. Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     4. ISSUE TAX. The issuance of certificates for shares of Warrant Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Warrant Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS, LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. TRANSFER. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.


                                       6.

Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Warrant Stock, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge or hypothecate any or all such Warrants or Warrant Stock, unless either
(i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 of the 1933 Act. Notwithstanding the foregoing, the Company hereby confirms its intent, after delivery of the opinion described above, to consent to the sale, transfer, pledge or hypothecation of this Warrant to holders of membership interests in the Holder.

The Holder, by acceptance hereof, agrees that, it will not transfer or dispose of any Warrant Stock or Common Stock (or other securities) that it may acquire upon exercise of rights under this Warrant for a period specified by the representatives of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the Company's Initial Public Offering.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Warrant Stock, shall survive the exercise of this Warrant.

     9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Warrant Stock issuable upon the exercise of this Warrant shall survive the exercise and

                                       7.

termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holders hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description of headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     15. INVESTORS' RIGHTS AGREEMENT. Promptly following the date hereof, the Company shall seek the necessary stockholder approval to amend and restate the Amended and Restated Investors' Rights Agreement dated December 23, 1998 (the "Investors' Rights Agreement") to include this Warrant (and any other Warrants issued to a Holder) as a Warrant (as such term is defined in the Investors' Rights Agreement) (such amendment and restatement being referred to hereinafter as the "Amended and Restated Investors' Rights Agreement"). Promptly following such stockholder approval, each of the Company and the Holder shall execute and deliver to the other an Amended and Restated Investors' Rights Agreement.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       8.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 20th day of March, 1999.

                                        QUOKKA SPORTS, INC.
                                        a Delaware corporation


                                        By: /s/ R. H. Williams
                                           ---------------------------
                                        Name: R. H. Williams
                                             -------------------------
                                        Title: Chairman
                                              ------------------------


ATTEST:


[signature illegible]
--------------------------------
Secretary

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                           Date:__________, 19__

Quokka Sports, Inc.
525 Brannan Street
Ground Floor
San Francisco, CA 94107

Attn: President

Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise Warrant No. PWC-10 (the "Warrant") issued to it by Quokka Sports, Inc. (the "Company") and dated ___________, 1999 and to purchase thereunder _____________ shares of the Warrant Stock of the Company (the "Shares") at a purchase price of _____________ per Share or an aggregate purchase price of
     ___________________________ dollars ($________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert __________________________ percent (______%) of the value of the Warrant pursuant to the provisions of Section
     1.3 of the Warrant.

     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                          Very truly yours,

                                          CHAMPIONSHIP AUTO RACING TEAMS, INC.

                                          By: __________________________

                                          Name: ________________________

                                          Title: _______________________

                                                                      NO. PWC-11

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         WARRANT TO PURCHASE [*] SHARES
                         OF SERIES C PREFERRED STOCK OF
                              QUOKKA SPORTS, INC.
                          (VOID AFTER MARCH 19, 2004)

This certifies that CHAMPIONSHIP AUTO RACING TEAMS, INC. or its assigns (the "Holder"), for value received, is entitled to purchase from QUOKKA SPORTS, INC., a Delaware corporation (the "Company") having a place of business at 525 Brannan Street, San Francisco, California, a maximum of [*] fully paid and nonassessable shares of Warrant Stock (as defined below) for cash at such time(s) as set forth below and at a purchase price of $[*] per share (the "Stock Purchase Price") up to and including 5:00 p.m. (Pacific time) on the date five (5) years from the date of this Warrant, such date being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The term "Warrant Stock" refers to the Company's Series C Preferred Stock and any other securities at any time receivable or issuable upon exercise of this Warrant.

Notwithstanding anything contained herein to the contrary, in the event the Agreement (the "Agreement"), dated effective as of January 1, 1999, between the Holder and CART DIGITAL MEDIA ENTERPRISES, LLC ("CDME"), or any other agreement entered into among the Holder, the Company and CDME (or any combination thereof) pursuant to the Agreement, is terminated, either by the Company or CDME as a result of uncured material breach by Holder or by Holder for other than an uncured material breach by the Company or CDME, such an event (the "Termination Event") will cause this Warrant to become immediately void and the date of such Termination Event (the "Termination Date") will be deemed the "Expiration Date" for purposes hereof. Notwithstanding anything contained herein to the contrary however, upon a Termination Event, the Holder will have ninety (90) days from the Termination Date to exercise this Warrant to the extent of the Vested Portion as of the Termination Date (as determined under Section 1.1 below).


[*] Confidential Treatment Requested.

     This Warrant is subject to the following terms and conditions:

     1.   VESTING; EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          1.1 VESTING. The portion of this Warrant that is exercisable at any given time is determined by the chart below and is referred to as the "Vested Portion."

     -------------------------------------------------------------------------
                      VESTING DATE:
     VESTED PORTION   DATE SHARES ARE FIRST EXERCISABLE   STOCK PURCHASE PRICE
     -------------------------------------------------------------------------
     [*]              [*]                                 [*]
     -------------------------------------------------------------------------

     1.2 EXERCISE. The Vested Portion of this Warrant is exercisable at the option of the Holder, at any time or from time to time up to the Expiration Date for all or any part of the shares of Warrant Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Warrant Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Warrant Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Warrant Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

     1.3 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Warrant Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

          X = Y(A-B)
              ------
                 A

          Where X = the number of shares of Warrant Stock to be issued to the Holder


[*] Confidential Treatment Requested.

                                       2.

          Y = the number of shares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

          A = the fair market value of one share of the Company's Warrant Stock
              (at the date of such calculation)

          B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Warrant Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock (the "Initial Public Offering") the fair market value per share shall be the product of (i) the per share offering price to the public of the Initial Public Offering if the exercise occurs upon the closing of the Company's Initial Public Offering or, if later, the closing price of the Company's Common Stock on the date of exercise, and (ii) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant (and shares of its Common Stock for issuance on conversion of such Warrant Stock) will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Warrant Stock and Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Warrant Stock or Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) (i) if the total number of shares of Warrant Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Warrant Stock then outstanding and all shares of Warrant Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Warrant Stock then authorized by the Company's Certificate of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Warrant Stock, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all such shares of Warrant Stock, together with

                                       3.

all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase (subject to the other provisions hereof), at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Warrant Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2  DIVIDENDS IN WARRANT STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the Holders of Warrant Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor.

               (a) Warrant Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Warrant Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Warrant Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Warrant Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Warrant Stock as of the date on which holders of Warrant Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                                       4.

        3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Warrant Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter (subject to the other provisions hereof) have the right to purchase and receive (in lieu of the shares of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Warrant Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Warrant Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

        3.4 CONVERSION OF WARRANT STOCK. In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or converted, reclassified or ceases to exist (the "Triggering Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Triggering Date, the shares of Common Stock of the Company that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Triggering Date, all subject to further adjustment as provided in this Warrant. Additionally, the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x)


                                       5.

the aggregate Stock Purchase Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Triggering Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Triggering Date, all subject to further adjustment as provided herein.

          3.5 CERTAIN EVENTS. If any change in the outstanding Warrant Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to project such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

         3.6 NOTICES OF CHANGE. Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     4. ISSUE TAX. the issuance of certificates for shares of Warrant Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Warrant Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. TRANSFER. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.


                                       6.

Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1993 Act"), covering the disposition or sale of this Warrant or the Warrant Stock, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge or hypothecate any or all such Warrants or Warrant Stock, unless either
(i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 of the 1933 Act. Notwithstanding the foregoing, the Company hereby confirms its intent, after delivery of the opinion described above, to consent to the sale, transfer, pledge or hypothecation of this Warrant to holders of membership interests in the Holder.

The Holder, by acceptance hereof, agrees that, it will not transfer or dispose of any Warrant Stock or Common Stock (or other securities) that it may acquire upon exercise of rights under this Warrant for a period specified by the representatives of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the Company's Initial Public Offering.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Warrant Stock, shall survive the exercise of this Warrant.

     9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Warrant Stock issuable upon the exercise of this Warrant shall survive the exercise and



                                       7.

termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     15. INVESTORS' RIGHTS AGREEMENT. Promptly following the date hereof, the Company shall seek the necessary stockholder approval to amend and restate the Amended and Restated Investors' Rights Agreement dated December 23, 1998 (the "Investors' Rights Agreement") to include this Warrant (and any other Warrants issued to Holder) as a Warrant (as such term is defined in the Investors' Rights Agreement) (such amendment and restatement being referred to hereinafter as the "Amended and Restated Investors' Rights Agreement"). Promptly following such stockholder approval, each of the Company and the Holder shall execute and deliver to the other an Amended and Restated Investors' Rights Agreement.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       8.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 20th day of March, 1999.

                                        QUOKKA SPORTS, INC.
                                        a Delaware corporation


                                        By: /s/ R. H. WILLIAMS
                                           ---------------------------
                                        Name: R. H. Williams
                                             -------------------------
                                        Title: Chairman
                                              ------------------------


ATTEST:


[signature illegible]
--------------------------------
Secretary

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                           Date:__________, 19__

Quokka Sports, Inc.
525 Brannan Street
Ground Floor
San Francisco, CA 94107

Attn: President

Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise Warrant No. PWC-11 (the "Warrant") issued to it by Quokka Sports, Inc. (the "Company") and dated ___________, 1999 and to purchase thereunder _____________ shares of the Warrant Stock of the Company (the "Shares") at a purchase price of _____________ per Share or an aggregate purchase price of
     ___________________________ dollars ($________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert __________________________ percent (______%) of the value of the Warrant pursuant to the provisions of Section
     1.3 of the Warrant.

     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                          Very truly yours,

                                          CHAMPIONSHIP AUTO RACING TEAMS, INC.

                                          By: __________________________

                                          Name: ________________________

                                          Title: _______________________

                                                                      No. PWC-12

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         WARRANT TO PURCHASE [*] SHARES
                         OF SERIES C PREFERRED STOCK OF
                              QUOKKA SPORTS, INC.
                          (VOID AFTER MARCH 19, 2004)

This certifies that CHAMPIONSHIP AUTO RACING TEAMS, INC. or its assigns (the "Holder"), for value received, is entitled to purchase from QUOKKA SPORTS, INC., a Delaware corporation (the "Company") having a place of business at 525 Brannan Street, San Francisco, California, a maximum of [*] fully paid and nonassessable shares of Warrant Stock (as defined below) for cash at such time(s) as set forth below and a purchase price of $[*] per share (the "Stock Purchase Price") up to and including 5:00 p.m. (Pacific time) on the date five (5) years from the date of this Warrant, such date being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The term "Warrant Stock" refers to the Company's Series C Preferred Stock and any other securities at any time receivable or issuable upon exercise of this Warrant.

Notwithstanding anything contained herein to the contrary, in the event the Agreement (the "Agreement"), dated effective as of January 1, 1999, between the Holder and CART DIGITAL MEDIA ENTERPRISES, LLC ("CDME"), or any other agreement entered into among the Holder, the Company and CDME (or any combination thereof) pursuant to the Agreement, is terminated, either by the Company or CDME as a result of uncured material breach by Holder or by Holder for other than an uncured material breach by the Company or CDME, such an event (the "Termination Event") will cause this Warrant to become immediately void and the date of such Termination Event (the "Termination Date") will be deemed the "Expiration Date" for purposes hereof. Notwithstanding anything contained herein to the contrary however, upon a Termination Event, the Holder will have ninety (90) days from the Termination Date to exercise this Warrant to the extent of the Vested Portion as of the Termination Date (as determined under Section 1.1 below).



[*] Confidential Treatment Requested.

     This Warrant is subject to the following terms and conditions:

     1.   VESTING; EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          1.1 VESTING. The portion of this Warrant that is exercisable at any given time is determined by the chart below and is referred to as the "Vested Portion."

                             VESTING DATE:
          VESTED PORTION     DATE SHARES ARE FIRST EXERCISABLE   STOCK PURCHASE PRICE
          --------------     ---------------------------------   --------------------
          [*]                [*]                                 [*]

          1.2 EXERCISE. The Vested Portion of this Warrant is exercisable at the option of the Holder, at any time or from time to time up to the Expiration Date for all or any part of the shares of Warrant Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Warrant Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Warrant Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Warrant Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

          1.3 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Warrant Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

              X=Y(A-B)
                ------
                  A

              Where X= the number of shares of Warrant Stock to be issued to the Holder


[*] Confidential Treatment Requested.


                                       2.

                   Y= the number of shares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                   A= the fair market value of one share of the Company's Warrant Stock (at the date of such calculation)

                   B= Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Warrant Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock (the "Initial Public Offering") the fair market value per share shall be the product of (i) the per share offering price to the public of the Initial Public Offering if the exercise occurs upon the closing of the Company's Initial Public Offering or, if later, the closing price of the Company's Common Stock on the date of exercise, and (ii) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant (and shares of its Common Stock for issuance on conversion of such Warrant Stock) will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Warrant Stock and Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Warrant Stock or Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) (i) if the total number of shares of Warrant Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Warrant Stock then outstanding and all shares of Warrant Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of the total number of shares of Warrant Stock then authorized by the Company's Certificate of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Warrant Stock, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all such shares of Warrant Stock, together with

                                       3.

all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase (subject to the other provisions hereof), at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Warrant Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2  DIVIDENDS IN WARRANT STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the Holders of Warrant Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Warrant Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Warrant Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Warrant Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Warrant Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Warrant Stock as of the date on which holders of Warrant Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                                       4.

        3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Warrant Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter (subject to the other provisions hereof) have the right to purchase and receive (in lieu of the shares of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Warrant Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Warrant Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Warrant Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

        3.4 CONVERSION OF WARRANT STOCK. In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or converted, reclassified or ceases to exist (the "Triggering Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Triggering Date, the shares of Common Stock of the Company that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Triggering Date, all subject to further adjustment as provided in this Warrant. Additionally, the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x)


                                       5.

the aggregate Stock Purchase Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Triggering Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Triggering Date, all subject to further adjustment as provided herein.

          3.5 CERTAIN EVENTS. If any change in the outstanding Warrant Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

          3.6 NOTICES OF CHANGE. Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     4. ISSUE TAX. The issuance of certificates for shares of Warrant Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Warrant Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. TRANSFER. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.


                                       6.

Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Warrant Stock, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge or hypothecate any or all such Warrants or Warrant Stock, unless either
(i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 of the 1933 Act. Notwithstanding the foregoing, the Company hereby confirms its intent, after delivery of the opinion described above, to consent to the sale, transfer, pledge or hypothecation of this Warrant to holders of membership interests in the Holder.

The Holder, by acceptance hereof, agrees that, it will not transfer or dispose of any Warrant Stock or Common Stock (or other securities) that it may acquire upon exercise of rights under this Warrant for a period specified by the representatives of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the Company's Initial Public Offering.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Warrant Stock, shall survive the exercise of this Warrant.

     9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Warrant Stock issuable upon the exercise of this Warrant shall survive the exercise and

                                       7.

termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     15. INVESTORS' RIGHTS AGREEMENT. Promptly following the date hereof, the Company shall seek the necessary stockholder approval to amend and restate the Amended and Restated Investors' Rights Agreement dated December 23, 1998 (the "Investors' Rights Agreement") to include this Warrant) and any other Warrants issued to Holder) as a Warrant (as such term is defined in the Investors' Rights Agreement) (such amendment and restatement being referred to hereinafter as the "Amended and Restated Investors' Rights Agreement"). Promptly following such stockholder approval, each of the Company and the Holder shall execute and deliver to the other an Amended and Restated Investors' Rights Agreement.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]



                                       8.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 20th day of March, 1999.

                                        QUOKKA SPORTS, INC.
                                        a Delaware corporation


                                        By: /s/ R. H. WILLIAMS
                                           ---------------------------
                                        Name: R. H. Williams
                                             -------------------------
                                        Title: Chairman
                                              ------------------------


ATTEST:


[signature illegible]
--------------------------------
Secretary

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                           Date:__________, 19__

Quokka Sports, Inc.
525 Brannan Street
Ground Floor
San Francisco, CA 94107

Attn: President

Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise Warrant No. PWC-12 (the "Warrant") issued to it by Quokka Sports, Inc. (the "Company") and dated ___________, 1999 and to purchase thereunder _____________ shares of the Warrant Stock of the Company (the "Shares") at a purchase price of _____________ per Share or an aggregate purchase price of ___________________________ dollars ($________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert __________________________ percent (______%) of the value of the Warrant pursuant to the provisions of Section
     1.3 of the Warrant.

     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                          Very truly yours,

                                          CHAMPIONSHIP AUTO RACING TEAMS, INC.

                                          By: __________________________

                                          Name: ________________________

                                          Title: _______________________

                             SPONSORSHIP CATEGORIES

                                                   YEARS OF CONTRACT
                              ----------------------------------------------------------------
OFFICIAL SPONSOR              1998  1999  2000      2001      2002  CATEGORY
----------------              ----  ----  --------  --------  ----  --------------------------
Anheuser-Busch                                                      Official Beer
Sears Craftsman*                                                    Official Tools and Battery
Featherlite                                                         Official Trailer & Coach
Federal Express                                                     (1)
Ford SVO                                                            Official Safety
                                                                    Technological Supplier
Holmatro
Honda*                                                              Official
                                                                    Motorcycle/Power
                                         [*]                        Equipment
K&K Insurance*
MCI                                                                 Official Communications
                                                                    Company(2)
Mercedes-Benz                                                       Official Car
Racing Radios/Motorola*                                             Official Two Way Radio
                                                                    Communications Provider
Swiss Timing/Omega                                                  Official Timekeeper
PPG                                                                 Co-Series Sponsor or Co-
                                                                    Title Sponsor
Toyota*                                                             Official Truck
Valvoline                                                           Official Fuel
                                                                    Supplier/Motor Oil

[*]

-------------
(1) Sponsor category means the movement of packages, documents and freight, utilizing logistics, electronic and integrated air/ground networks, [*] when such companies may associate with race teams competing in the series. [*]

(2) Official communications company encompasses long distance calling services; local calling services; calling cards; prepaid calling cards; and wireless services (including cellular and paging services), and is subject to CART's agreement [*].

                                       26

[*] Confidential Treatment Requested.